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Exhibit 23.01

CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 2, 2001, included in Public Service Company of Colorado's previously filed Registration Statement (Form S-3, File No. 33-37431) as amended on December 4, 1990, pertaining to the shelf registration of Public Service Company of Colorado's First Mortgage Bonds; its Registration Statement (Form S-3, File No. 33-51167) pertaining to the shelf registration of Public Service Company of Colorado's First Collateral Trust Bonds; its Registration Statement (Form S-3, File No. 33-54877) pertaining to the shelf registration of Public Service Company of Colorado's First Collateral Trust Bonds and Cumulative Preferred Stock and its Registration Statement (Form S-3, File No. 333-81791) pertaining to the shelf registration of Public Service Company of Colorado's Senior Debt Securities. It should be noted that we have not audited any financial statements of Public Service Company of Colorado subsequent to Dec. 31, 2000, or performed any audit procedures subsequent to the date of our report.

                      ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 23, 2001

Exhibit 23.01

CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated March 2, 2001, included in Southwestern Public Service Company's previously filed Registration Statement (Form S-3, File No. 333-05199) pertaining to Southwestern Public Service Company's Preferred Stock and Debt Securities. It should be noted that we have not audited any financial statements of Southwestern Public Service Company subsequent to Dec. 31, 2000, or performed any audit procedures subsequent to the date of our report.

                      ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 23, 2001

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Exhibit 23.01
CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS
Exhibit 23.01
CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS